SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2004

SUMMIT PROPERTIES INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-12792	56-1857807
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

309 E. Morehead Street, Suite 200 Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip code)

(704) 334-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Summit Properties Inc. filed a Current Report on Form 8-K on November 15, 2004 (the “Original Form 8-K”) to revise our historical financial statements and related financial information included in our Annual Report on Form 10-K filed on March 12, 2004, for discontinued operations that have resulted from dispositions of real estate assets during the period from January 1, 2004 to September 30, 2004 as well as the classification of communities as “held for sale” in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing as Exhibit 23.1 hereto a revised version of the Consent of Independent Registered Public Accounting Firm of Deloitte & Touche LLP. The revised Consent of Independent Registered Public Accounting Firm attached hereto as Exhibit 23.1 supercedes and replaces Exhibit 23.1 filed with the Original Form 8-K. This Amendment does not change any previously reported financial information or any disclosures contained in the Original Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

23.1	Consent of Deloitte & Touche LLP.

99.1	Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data, Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K. (Incorporated by reference from Exhibit 99.1 to Current Report on Form 8-K of Summit Properties Inc. filed on November 15, 2004 (File No. 001-12792)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT PROPERTIES INC.

Date: November 23, 2004	By:	/s/ Steven R. LeBlanc
Steven R. LeBlanc
President and Chief Executive Officer

INDEX TO EXHIBITS

23.1	Consent of Deloitte & Touche LLP.

99.1	Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data, Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K. (Incorporated by reference from Exhibit 99.1 to Current Report on Form 8-K of Summit Properties Inc. filed on November 15, 2004 (File No. 001-12792)).